UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 20, 2015

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-51689	88-0456274
(Commission File Number)	(I.R.S. Employer Identification No.)

3030 S. Jones Boulevard, Suite 101
Las Vegas, Nevada	89146
(Address of Principal Executive Offices)	(Zip Code)

(949) 945-8069

(Telephone number, including area code)

Item 8.01. Other Events.

The corporate address has been changed to the address set forth on the cover page of this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Shaun Irvine

Shaun Irvine, Chief Executive Officer

Dated: May 20, 2015